Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
6. Income Taxes

Significant components of our deferred tax assets and liabilities are as follows:

	December 31,
	2014	2013
Deferred tax assets/(liabilities)
Net operating loss carry-forwards	$61,332,000	$59,051,000
Research and orphan drug credit carry-forwards	3,855,000	3,700,000
Depreciation and amortization	(8,000)	(4,000)
Stock options and other	1,381,000	1,121,000
Intangible assets	(3,155,000)	(3,162,000)
Net deferred tax assets/(liabilities)	63,405,000	60,708,000
Valuation allowance for deferred tax assets	(66,483,000)	(63,786,000)
Net deferred tax assets/(liabilities)	$(3,078,000)	$(3,078,000)

At December 31, 2014, the Company had U.S., Australian, Slovenian and UK gross net operating loss carry-forwards, or “NOLs”, of approximately $178.0 million and domestic research tax credit carry-forwards of approximately $3.9 million. The Company had $3.3 million of foreign NOL’s, including $2.5 million generated in 2014. The carry-forwards may be further subject to the application of Section 382 of the Internal Revenue Code of 1986 or the “Code”, as discussed further below. The NOL carry-forwards will begin to expire in 2019. The domestic research tax credit carry-forward will begin to expire in 2019. The Company has provided a valuation allowance to offset the deferred tax assets due to the uncertainty of realizing the benefits of the net deferred tax asset.

	December 31,
	2014	2013
Percent of pre-tax income:
U.S. federal statutory income tax rate	34.0%	34.0%
Warrant liability and preferred stock conversion liability	(54.9)%	(24.8)%
Other permanent differences	1.0%	(2.1)%
State taxes, net of federal benefit	3.7%	3.7%
Change in valuation allowance	16.2%	(10.8)%
Effective income tax rate	0.0%	0.0%

The Company’s past sales and issuances of stock have likely resulted in ownership changes as defined by Section 382 of the Code. A study has not been done at this time because the full valuation allowance eliminating potential profit and loss adjustments due to changes in the gross amount of the NOLs and credits would be offset by a change in the valuation allowance. It is possible that a future analysis may result in the conclusion that a substantial portion, or perhaps substantially all, of the NOLs and credits will expire due to the limitations of Sections 382 and 383 of the Code. As a result, the utilization of the NOLs and tax credits may be limited and a portion of the carry-forwards may expire unused.

The Company does not have any material unrecognized tax benefits as of December 31, 2014.

The Company is subject to U.S. federal tax examinations by tax authorities for the years 1998 to 2014 due to the fact that NOLs exist going back to 1998 that may be utilized on a current or future year tax return.

The Company has a policy of recognizing tax related interest and penalties as additional tax expense when incurred. During the years ended December 31, 2014 and 2013, the Company did not recognize any interest and penalties.